                                                                   Draft 4/21/04


                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (Amendment No. )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.

     [ ] Confidential, for use of the Commission only (as permitted by Rule
         14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material under Section 240.14a-12

                          Third Wave Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.

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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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(4)      Date Filed:

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

                         THIRD WAVE TECHNOLOGIES, INC.
                             ---------------------

                      2004 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 22, 2004
                             ---------------------

To our Shareholders:

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Third Wave Technologies, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 502 South Rosa Road, Madison, Wisconsin 53719 on June 22, 2004 at 9:00 a.m., local time, for the following purposes:

          (1) To elect three directors each to serve for a term of three years expiring upon the 2007 annual meeting of shareholders or until their successors are elected and qualified;

          (2) To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2004; and

          (3) To transact any other business which is properly presented at the meeting.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on April 23, 2004 are entitled to notice of and to vote at this meeting.

     All shareholders are invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if a proxy is returned.

                                          By Order of the Board of Directors,

                                          /s/ JOHN COMERFORD
                                          John Comerford

April 29, 2004

                         THIRD WAVE TECHNOLOGIES, INC.
                             ---------------------

                            PROXY STATEMENT FOR THE
                    2004 ANNUAL MEETING OF THE SHAREHOLDERS
                                 JUNE 22, 2004
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of Third Wave Technologies, Inc. (the "Company", "us", "we" or "our") for use at the annual meeting of shareholders to be held on Tuesday, June 22, 2004 at 9:00 a.m., local time, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of shareholders. The annual meeting will be held at the principal executive offices of the Company at 502 South Rosa Road, Madison, Wisconsin 53719. The telephone number at that location is (608) 273-8933.

     These proxy solicitation materials are being mailed on or about April 29, 2004 to all shareholders entitled to vote at the meeting.

RECORD DATE

     Shareholders of record at the close of business on April 23, 2004, the record date for the meeting, are entitled to notice of and to vote at the meeting. At the record date, 40,173,411 shares of the Company's common stock were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a duly executed proxy bearing a later date, by attending the shareholder meeting and voting in person or by delivering to the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation.

VOTING AND SOLICITATION

     Each shareholder is entitled to one vote for each share held as of the record date for the meeting. Shareholders will not be entitled to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, facsimile or other means of communication. We have engaged Georgeson & Co. to assist us in distributing materials, for a fee estimated at $5,000, plus reimbursement of out-of-pocket expenses.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of elections appointed for the meeting and will determine whether a quorum is present.

     We need a majority of the shares of common stock issued and outstanding on the record date present, in person or by proxy, to have a quorum to allow us to hold the annual meeting. Shares that are voted "For", "Against" or "Abstain" with respect to any matter are treated as being present at the meeting.

     In the election of directors, you can withhold your vote for any nominee. Withheld votes will be excluded entirely from the vote on the election of directors and will have no effect on the outcome. On the ratification of the appointment of Ernst & Young LLP, you can vote to "abstain". If you vote to "abstain", your vote will have the effect of a vote against the ratification.

     If you hold shares through a broker, follow the voting instructions you receive from your broker. If you do not submit voting instructions with respect to a matter and your broker does not vote your shares on that matter (so-called "broker non-votes"), your shares will not be counted in determining the outcome of the vote on that matter.

     Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the three nominees named in this proxy statement, for the ratification of the appointment of the independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented by those shareholders at the Company's annual meeting to be held in 2005 must be submitted in writing to the Secretary of the Company at the Company's executive offices and received by the Company no later than December 31, 2004 in order that those proposals may be considered for possible inclusion in the proxy statement relating to that meeting.

     In addition, the by-laws of the Company provide that any shareholder entitled to vote may nominate persons for election as directors or propose business to be brought before a meeting, or both, only if the shareholder has given timely notice in proper written form of the shareholder's intent to make a nomination or propose business. To be timely, the shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 days in advance of the first anniversary date of mailing of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders, unless no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, in which case, to be timely such notice must be so received a reasonable time before the solicitation is made. The by-laws contain provisions regarding information that must be set forth in the shareholder's notice in order for it to be in proper form.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's board of directors currently consists of ten persons, divided into three classes serving terms of three years. Shareholders elect one class of directors at each annual meeting. Three directors are to be elected at this annual meeting each to hold office until the 2007 annual meeting of shareholders or until a successor has been duly elected and qualified. The other classes of directors will be elected at the Company's annual meetings of shareholders to be held in 2005 and 2006.

     If any of the nominees for director at the annual meeting becomes unavailable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. We do not expect any of the nominees to be unavailable to serve.

     The names of the three nominees for election to the board of directors at the annual meeting, their ages as of the record date for the meeting, and certain information about them are set forth below. The names of the current directors with unexpired terms, their ages as of the record date, and certain information about them are also stated below.

      NOMINEES FOR ELECTION AT THE ANNUAL MEETING FOR TERMS ENDING IN 2007

NAME                                        AGE              PRINCIPAL OCCUPATION
----                                        ---              --------------------
Lance Fors, Ph.D..........................  46    Chairman of the Board and Chief Executive
                                                  Officer, Third Wave Technologies, Inc.
David A. Thompson(3)......................  62    Retired; Former Senior Vice President &
                                                  President, Diagnostic Division, Abbott
                                                  Laboratories
John J. Puisis............................  44    President and Chief Operating Officer,
                                                  Third Wave Technologies, Inc.

             DIRECTORS CONTINUING IN OFFICE - TERMS ENDING IN 2005

NAME                                        AGE              PRINCIPAL OCCUPATION
----                                        ---              --------------------
Tom Daniel(1)(2)(3).......................  39    General Partner, Schroder Ventures Life
                                                  Sciences
G. Steven Burrill(2)......................  59    Chief Executive Officer, Burrill & Company
Lloyd M. Smith, Ph.D.(1)(3)...............  49    John D. MacArthur Professor of Chemistry,
                                                  University of Wisconsin, Director of the
                                                  Genome Center at the University of
                                                  Wisconsin, Madison and Member, Advisory
                                                  Board, Third Wave Technologies, Inc.

             DIRECTORS CONTINUING IN OFFICE - TERMS ENDING IN 2006

NAME                                        AGE              PRINCIPAL OCCUPATION
----                                        ---              --------------------
John Neis(1)(2)(3)........................  48    Senior Partner, Venture Investors LLC
Sam Eletr, Ph.D...........................  65    Retired; Former Chairman and CEO of Applied
                                                  Biosystems
Gordon F. Brunner.........................  65    Partner, Living Longer Proactive Health;
                                                  retired Senior Vice President, Chief
                                                  Technology Officer, and member of the Board
                                                  of Directors of Procter & Gamble Co.

---------------

(1) Member of the compensation committee

(2) Member of the audit committee

(3) Member of the nominating committee

     The nominating committee unanimously recommended to the board of directors that Mr. McGuire, whose term as a member of the board of directors expires at the annual meeting of shareholders, not be nominated for an additional term. The board of directors unanimously adopted the nominating committee's recommendation.

     There are no family relationships among any of the directors or executive officers of the Company.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING FOR TERMS ENDING IN 2007

     Lance Fors, Ph.D., our founder and Chairman of the Board, has served as our Chief Executive Officer and one of our directors since our inception in 1993. Dr. Fors served as our President from 1993 until 2003. Dr. Fors received his Ph.D. in molecular biology from the California Institute of Technology in 1990. Dr. Fors has over twenty years of research and development experience and is the inventor on 21 issued and pending patents in the area of DNA and RNA sequence analysis.

     David A. Thompson has served as one of our directors since August 1997. Mr. Thompson retired from Abbott Laboratories in 1995 where he worked for over 30 years. He held several corporate officer positions with Abbott Laboratories including: Senior Vice President & President Diagnostic Division 1983-1995, Vice President Human Resources 1982-1983, Vice President Corporate Materials Management 1981-1982 and Vice President Operations 1974-1981. Mr. Thompson currently serves on the board of directors of St. Jude Medical Inc., a medical device company.

     John J. Puisis has served as our Senior Vice President since September 2001. Mr. Puisis also served as our Chief Financial Officer from September 2001 until October 2003. In January 2003, Mr. Puisis was also assigned the title and duties of Chief Operating Officer and in October of 2003, he was assigned the title and duties of President. Mr. Puisis was appointed to our board of directors in February 2004. From 1996 until he joined the Company, Mr. Puisis held senior management positions at the Spencer Stuart and Egon Zehnder executive recruitment firms, specializing in recruiting for the biotechnology and pharmaceutical industries. From 1989 to 1996, Mr. Puisis held key financial executive positions at DEKALB Genetics and Kraft Foods. Prior to 1989, Mr. Puisis held various positions at several large public accounting firms. Mr. Puisis received an M.B.A. from Northwestern University and a B.A. in accounting from Northern Illinois University. He is a certified public accountant.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE ANNUAL MEETING

     Tom Daniel has served as one of our directors since October 1999. He is General Partner with Schroder Ventures Life Sciences, a venture capital investment firm, where he has focused on life science investments in the United States and Europe since 1998. From 1995 to 1998, Mr. Daniel was an associate with Domain Associates, a United States venture capital firm focused on the life sciences. Before Domain, Mr. Daniel worked for Charles River Ventures, a United States venture capital firm focused on biotechnology investments. Mr. Daniel is a director of Oxagen and Solexa and is responsible for investments in Cellzome, Sunesis and a number of other private and public companies. Mr. Daniel received an M.B.A. from Harvard Business School, was a member of a genetics research team at the University of North Carolina, Chapel Hill from 1983-1984, and received an M.A. in Biological Sciences from Oxford University.

     G. Steven Burrill has served as one of our directors since October 1998. Mr. Burrill is Chief Executive Officer of Burrill & Company, a Life Sciences Private Merchant Bank which he founded in 1994. Prior to founding Burrill & Company, Mr. Burrill was a partner of Ernst & Young from 1977 through 1993. Mr. Burrill is a director of Catalyst Biosciences, DepoMed (DEPO), Galapagos Genomics, and Targacept. He currently serves as Board Chairman for Paradigm Genetics (PDGM) and Pyxis Genomics. Mr. Burrill received a B.B.A. from the University of Wisconsin, Madison.

     Lloyd M. Smith, Ph.D., has served as one of our directors since our formation and also serves on our scientific advisory board. Dr. Smith is John D. MacArthur Professor of Chemistry and Director of the Genome Center at the University of Wisconsin, Madison. Dr. Smith was the primary inventor of automated DNA sequence analysis. Dr. Smith regularly consults and advises us in our research and development efforts. He is chair of the scientific advisory boards of ProCognia Ltd. and GenTel Corporation and a member of the scientific advisory board of Curagen Corporation.

     John Neis has served as one of our directors since August 1994. Mr. Neis is Senior Partner of Venture Investors LLC, a firm that is the manager and general partner of Madison, Wisconsin-based venture capital management funds. He also serves on the Advisory Board of the Weinert Applied Ventures Program at the University of Wisconsin. Mr. Neis received a B.S. in finance from the University of Utah and an M.S. in business from the University of Wisconsin, and is a Chartered Financial Analyst.

     Gordon F. Brunner has served as one of our directors since January 2003. Mr. Brunner is currently a partner with Living Longer Proactive Health and was senior vice president, chief technology officer, head of worldwide research and development, and a member of the board of directors of Procter & Gamble Co. He has more than 40 years' experience leveraging innovative technology platforms to the pharmaceutical, over-the-counter and consumer markets. He received a B.S. degree in biochemical engineering from the University of Wisconsin-Madison and an M.B.A. from Xavier University.

     Sam Eletr, Ph.D., has served as one of our directors since June 2002. Dr. Eletr co-founded Applied Biosystems, Inc. and served as its Chairman and Chief Executive Officer until 1987. Prior to founding Applied Biosystems, Dr. Eletr managed the analytical and medical instruments group at Hewlett-Packard Co.'s corporate research laboratories. Dr. Eletr most recently co-founded and served as chairman and chief executive officer of Lynx Therapeutics Inc., a publicly traded genomics company. He received an M.A. in physics and a Ph.D. in biophysical chemistry, both at the University of California-Berkeley.

VOTE REQUIRED

     Directors are elected by a plurality of the votes cast. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees. Votes withheld from any director will have no effect on the outcome.

BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

     The board of directors provides oversight with respect to the Company's strategic direction and significant corporate policies. Of the ten directors, all but Dr. Fors and Mr. Puisis are "independent" as such term is defined in the listing standards of the National Association of Securities Dealers. The board of directors has adopted Corporate Governance Guidelines which are available at the Company's website twt.com.

     The board of directors has three standing committees: a compensation committee, an audit committee and a nominating committee. From time to time, the board has created various ad hoc committees for special purposes.

     The board of directors held a total of six meetings during 2003 and all directors attended at least 75% of the total number of meetings of the board and committees of the board on which the director served during 2003. The Company encourages but does not require its directors to attend the annual meeting of the shareholders.

     Shareholders may communicate with our board of directors, either as a whole or with an individual member, by following the procedures set forth on our website twt.com.

  COMPENSATION COMMITTEE

     The compensation committee consists of Messrs. Smith, Neis and Daniel. The board of directors has determined that each member of the compensation committee is "independent" as such term is defined in the listing standards of the National Association of Securities Dealers. The compensation committee makes recommendations to the board of directors regarding our employee benefit plans and the compensation of officers. The compensation committee held a total of five meetings during 2003. The board of directors has adopted a compensation committee charter, which is available at the Company's website twt.com.

  AUDIT COMMITTEE

     The audit committee appoints our independent auditors, directs the scope of the audit of our financial statements and other services provided by our independent auditors, reviews the accounting principles and procedures to be used for financial statements and reviews the results of the audit. The audit committee is also responsible for the pre-approval of all services provided by our independent auditors.

     The audit committee consists of Messrs. Neis, Burrill and Daniel. The board of directors has determined that each member is "independent" as such term is defined in the listing standards of the National Association of Securities Dealers. The board of directors has also determined that G. Steven Burrill is an audit committee financial expert as such term is defined by the rules of the Securities and Exchange Commission. The board of directors has adopted an Audit Committee Charter, which is available at the Company's website twt.com.

Information regarding the functions performed by the audit committee and the number of meetings held during 2003 is set forth in the "Report of the Audit Committee", included in this proxy statement.

  NOMINATING COMMITTEE

     The nominating committee evaluates and recommends candidates for election or appointment to the board of directors. The nominating committee has not established any specific, minimum qualifications that any candidate for director must meet but considers a wide array of factors, including the candidate's knowledge of our industry, the candidate's educational and professional experience as well the candidate's reputation. The board of directors has adopted a Nominating Committee Charter, which is available at the Company's website twt.com.

     The nominating committee consists of Messrs. Daniel, Neis, Smith and Thompson. The board of directors has determined that each member of the nominating committee is "independent" as such term is defined in the listing standards of the National Association of Securities Dealers.

     The nominating committee will consider director candidates recommended by shareholders. Recommendations may be sent to John Comerford, Vice President, General Counsel and Secretary, 502 South Rosa Road, Madison, Wisconsin 53719. Any recommendation submitted by a shareholder must include the name and address of the shareholder, any arrangements between the shareholder and the candidate pursuant to which the candidate is being nominated, any information that would be required under the rules of the Securities and Exchange Commission to be included in the Proxy Statement had the candidate been nominated by the board of directors. The nominating committee will apply the same standards in considering candidates submitted by shareholders as it applies to other candidates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the compensation committee is currently, or has ever been at any time since our formation, an officer or employee of the Company or any of its subsidiaries. No member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our board of directors or compensation committee.

DIRECTOR COMPENSATION

     Upon initial election, our non-employee directors receive a stock option grant of 30,000 options. The price of these options is determined by the fair market value of the Company stock on the date of grant. Following the third year of initial election, our non-employee directors receive an annual grant of 10,000 options. Options vest at 25% per year on the anniversary date of the option grant and accelerate upon a change of control of the Company consistent with the terms outlined in the Company's stock option grant agreements.

     Our non-employee directors receive an annual retainer of $12,000, a board meeting fee of $1,500 for regularly scheduled board meetings physically attended, and a board committee meeting participation fee of $500 per meeting. Our directors are reimbursed for all director-related expenses incurred as a result of providing service to the Company or at the Company's request

                                 PROPOSAL NO. 2

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The audit committee has appointed Ernst & Young LLP as the independent auditors of the Company for the current fiscal year ending December 31, 2004. Ernst & Young LLP has audited the Company's financial statements since its inception.

FEES PAID OR DUE TO ERNST & YOUNG LLP

     In addition to retaining Ernst & Young LLP to audit our financial statements, we engage it from time to time to perform other services. The table below shows the total fees billed by Ernst & Young LLP for its services in 2002 and 2003.

FEE TYPE                                                      FISCAL 2002   FISCAL 2003
--------                                                      -----------   -----------
Audit Fees*.................................................   $261,500      $189,650
Audit Related Fees..........................................   $ 15,145      $  1,500
Tax Fees**..................................................   $ 64,475      $ 40,450
All Other Fees..............................................          0             0
                                                               --------      --------
Total.......................................................   $341,120      $231,600
                                                               ========      ========

---------------

 * Audit related services include quarterly and year-end reviews to discuss operating results, current business and accounting issues. The auditors have also issued a letter to management detailing observations made during the course of the audit and did meet with the Audit Committee in advance and upon completion of the audit.

** Tax related services included work related to the filing of the Company tax return for 2002, tax estimates and extension filings, and consultation with management representatives on state tax related matters.

     The audit committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independence of Ernst & Young LLP and determined that such services are compatible with maintaining independence.

     The audit committee has adopted a policy which requires pre-approval by the audit committee of all services to be provided by the Company's independent auditor. The audit committee has approved the provision of audit services by Ernst & Young LLP for fiscal year 2004 in accordance with that policy. All other services to be provided by the Company's independent auditor must be specifically pre-approved by the audit committee or a designated member of the audit committee.

     Representatives of Ernst & Young LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If shareholders fail to ratify the selection, the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

VOTE REQUIRED

     The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by us during 2001, 2002 and 2003 to our chief executive officer and our next four most highly compensated other executive officers who received salary compensation of more than $100,000 during 2003 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                 COMPENSATION
                                                                                ---------------
                                                     ANNUAL COMPENSATION          SECURITIES
                                                -----------------------------     UNDERLYING         ALL OTHER
NAME                     PRINCIPAL POSITION(S)  YEAR   SALARY($)    BONUS($)    OPTIONS/SARS(#)   COMPENSATION($)
----                     ---------------------  ----   ---------   ----------   ---------------   ---------------
Dr. Lance Fors.........  Chief Executive        2003   $430,523    $  200,000       220,000           $52,563(2)
                         Officer,               2002   $398,239    $  150,000       291,000           $ 2,826(2)
                         Chairman, Director     2001   $384,790    $        0       141,480                 0
John J. Puisis(1)......  President, Chief       2003   $349,798    $  200,000       480,000           $11,048(2)
                         Operating Officer,     2002   $253,380    $  150,000       145,000           $20,705(2)
                         Director               2001   $ 65,587    $2,111,864       275,000           $ 4,924(2)
Maneesh Arora(3).......  Senior Vice President  2003   $206,739    $  110,000       350,000           $13,409(2)
Ivan Trifunovich(4)....  Senior Vice            2003   $263,693    $   85,750             0                 0
                         President &            2002   $260,713    $        0       100,000                 0
                         General Manager,       2001   $      0    $        0       210,000                 0
                         Genomics Business
                         Unit
John Comerford.........  Vice President,        2003   $223,198    $   90,000        75,000                 0
                         General Counsel &      2002   $209,879    $   15,000       140,000                 0
                         Secretary              2001   $200,461    $        0        81,000                 0

---------------

(1) Mr. Puisis joined us in September 2001.

(2) Consists of relocation expenses paid by us.

(3) Mr. Arora joined us in January 2003

(4) Mr. Trifunovich joined us in December 2001.

OPTION GRANTS IN 2003

     The following table sets forth information relating to stock options granted during 2003 to the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are mandated by the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

                                            INDIVIDUAL GRANTS
                          -----------------------------------------------------    POTENTIAL REALIZABLE
                                           PERCENT OF                                VALUE AT ASSUMED
                            NUMBER OF        TOTAL                                 ANNUAL RATES OF STOCK
                           SECURITIES       OPTIONS                               PRICE APPRECIATION FOR
                           UNDERLYING      GRANTED TO    EXERCISE                       OPTION TERM
                             OPTIONS      EMPLOYEES IN   PRICE PER   EXPIRATION   -----------------------
NAME                      GRANTED(#)(1)     2003(2)      SHARE($)       DATE        5%($)       10%($)
----                      -------------   ------------   ---------   ----------   ---------   -----------
Dr. Lance Fors..........     220,000          7.8%         4.16      05/13/2013    575,564     1,458,593
John J. Puisis..........     280,000          9.9%         2.69      01/01/2013    473,683     1,200,407
                             200,000          7.1%         4.00      07/17/2013    503,116     1,274,994
Maneesh Arora...........     175,000          6.2%         2.64      01/03/2013    290,549       736,309
                              25,000          0.9%         3.07      03/24/2013     48,268       122,320
                              25,000          0.9%         3.65      04/17/2013     57,387       145,429
                             125,000          4.4%         4.00      07/17/2013    314,447       796,871
Ivan Trifunovich........           0            --           --              --         --            --
John Comerford..........      75,000          2.7%         4.00      07/17/2013    188,668       478,123

---------------

(1) For each of the Named Executive Officers, 25% of the options vest on each of the first four anniversaries of the grant date.

(2) We granted options to purchase a total of 2,818,300 shares of common stock during 2003.

AGGREGATE OPTION EXERCISES IN 2003 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information for the Named Executive Officers relating to option exercises in 2003 and the number and value of securities underlying exercisable and unexercisable options held at December 31, 2003:

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                           SHARES                         DECEMBER 31, 2003          DECEMBER 31, 2003($)(1)
                         ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                     EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   -----------   -----------   -------------   -----------   -------------
Dr. Lance Fors.........       0             0          537,959        449,641        506,631        613,965
John Puisis............       0             0          173,750        726,250         87,725        893,975
Maneesh Arora..........       0             0                0        350,000              0        462,500
Ivan Trifunovich.......       0             0          130,000        180,000         60,500        181,500
John Comerford.........       0             0          113,300        222,300         84,700        295,350

---------------

(1) Value of unexercised in-the-money options are based on a value of $4.55 per share, the fair market value of our common stock on December 31, 2003. Amounts reflected are based on the value of $4.55 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     In October of 2003 we entered into a three-year employment agreement with Dr. Fors that provides for an initial base salary of $400,000. The agreement also provides that Dr. Fors' employment may be terminated at any time by us or by Dr. Fors. If Dr. Fors' employment is terminated by us other than for "cause" (as defined in the agreement) or Dr. Fors voluntarily terminates his employment for "good reason" (as defined in the agreement), Dr. Fors would receive severance payments totaling 18 months of his then current base salary (6 months of which would be paid in an up front lump sum), any accrued and unpaid bonuses as of the date of termination and we would purchase an outplacement consulting package for Dr. Fors for up to a maximum of $15,000. If we do not elect to renew Dr. Fors employment at the end of his employment term, Dr. Fors would receive an amount of severance pay equal to six months of his then current base salary, payable over 12 months and any accrued and unpaid bonuses.

     We have entered into an employment agreement with Mr. Puisis that provides for an initial base salary of $225,000 and a target annual bonus of no less than 22.5% of base salary. The agreement provided for an initial option grant to Mr. Puisis and for the one-time sign-on bonus to Mr. Puisis (the "Sign-on Bonus") listed under "Summary Compensation Table" to partially compensate Mr. Puisis for certain moneys lost upon Mr. Puisis beginning employment with us. Mr. Puisis' employment may be terminated by either us or Mr. Puisis at any time, except that if we terminate Mr. Puisis other than for "cause" or Mr. Puisis voluntarily terminates his employment for "good reason", Mr. Puisis would receive a lump sum severance payment equal to one year's base salary and a pro-rated portion of his target bonus and continued coverage for one year under our health and other welfare benefit plans. The employment agreement with Mr. Puisis defines "good reason" to include a resignation by Mr. Puisis following a "change of control" (as defined in the employment agreement), but not earlier than six months after the change in control.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under our compensation plans as of December 31, 2003.

                                                                                             NUMBER OF
                                                                                            SECURITIES
                                                                                        REMAINING AVAILABLE
                                                                                        FOR FUTURE ISSUANCE
                                             NUMBER OF SECURITIES   WEIGHTED AVERAGE       UNDER EQUITY
                                              TO BE ISSUED UPON      EXERCISE PRICE     COMPENSATION PLANS
                                               EXERCISE OF OUT-      OF OUTSTANDING    (EXCLUDING SECURITIES
                                              STANDING OPTIONS,     OPTION WARRANTS      REFLECTED IN THE
PLAN CATEGORY                                WARRANTS AND RIGHTS       AND RIGHTS          FIRST COLUMN)
-------------                                --------------------   ----------------   ---------------------
Equity compensation plans approved by
  security holders.........................       7,256,505              $4.37               1,478,692
Equity compensation plans not approved by
  security holders.........................               0                  0                       0
                                                  ---------              -----               ---------
Total......................................       7,256,505              $4.37               1,478,692
                                                  =========              =====               =========

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report is provided to shareholders by the compensation committee of the board of directors:

     The compensation committee of the board of directors, which is composed of three independent, non-employee directors, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and shareholder return.

     Compensation Philosophy. The Company's overall executive compensation philosophy is based on a series of guiding principles derived from the Company's values, business strategy and management requirements. These principles are summarized as follows:

     - provide competitive levels of total compensation which will enable the Company to attract and retain the best possible executive talent;

     - motivate executives to achieve optimum performance for the Company;

     - align the financial interest of executives and shareholders through equity-based plans; and

     - provide a total compensation program that recognizes individual contributions as well as overall business results.

     Compensation Program. The compensation committee is responsible for reviewing and recommending to the board the compensation and benefits of all officers of the Company and establishes and reviews general policies relating to compensation and benefits of employees of the Company. The compensation committee is also responsible for the administration of the Company's 2000 Stock Plan. There are two major components to the Company's executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options and a long-term incentive plan. The compensation committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

          1. Base Salary. In setting compensation levels for executive officers, the compensation committee reviews competitive information to compensation levels for comparable positions at biotechnology and high technology companies. In addition, the compensation committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external fairness and the critical nature of the position relative to the success of the Company.

          2. Annual Incentive Awards. The Company does establish both corporate and individual goals and performance measures consistent with factors necessary to achieve strategic business objectives. Annual incentive awards paid to Company employees, including the executive officers, are determined based on a combination of the achievement of the predetermined corporate and individual performance goals and measures. The annual incentive awards are designed to drive individual and Company performance to enhance shareholder value.

          3. Long-Term Incentives. The Company's 2000 Stock Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's common stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The compensation committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the shareholders in enhancing the value of the Company's equity.

          In January 2004, the Company implemented a long-term incentive plan designed to encourage results oriented actions on the part of executive officers and other key employees of the Company. The plan is intended to align closely the financial rewards for executive officers and key employees with the interests of shareholders and the achievement of specific performance objectives of the Company. This program is administered by the Compensation Committee which establishes the term of the plan, performance goals, target awards, performance measurement criteria and calculation of awards. The long-term incentive plan is also designed to reduce reliance on stock option grants as the sole source of long-term incentive compensation.

          4. Benefits. The Company provides benefits to the Named Executive Officers that are generally available to all employees of the Company. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for the calendar year 2003 for any executive officer.

     Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation. Section 162(m) of the United States Internal Revenue Code may limit the Company's ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company's chief executive officer and its four other highest paid executive officers in any one fiscal year. No executive officer of the Company received any such compensation in excess of this limit during fiscal 2003.

     The total compensation of Dr. Fors, the Company's Chief Executive Officer, is consistent with the Company's overall executive compensation philosophy as described above, and the compensation of Dr. Fors was based on the factors described above.

     It is the opinion of the compensation committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company's corporate economic performance and the interest of the Company's shareholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

     The foregoing report shall not be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

                                          Respectfully submitted,

                                          The compensation committee of the
                                          board of directors

                                          Lloyd Smith, Ph.D.
                                          Tom Daniel
                                          John Neis

EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company as of April 29, 2004 are set forth below:

     Lance Fors, Ph.D. (46), our founder and Chairman of the Board, has served as our Chief Executive Officer and one of our directors since our inception in 1993. Dr. Fors served as our President from 1993 until 2003. Dr. Fors received his Ph.D. in molecular biology from the California Institute of Technology in 1990. Dr. Fors has over twenty years of research and development experience and is the inventor on 21 issued and pending patents in the area of DNA and RNA sequence analysis.

     John J. Puisis (44) has served as our Senior Vice President since September 2001. Mr. Puisis also served as our Chief Financial Officer from September 2001 until October 2003. In January 2003, Mr. Puisis was also assigned the title and duties of Chief Operating Officer and in October of 2003, he was assigned the title and duties of President. From 1996 until he joined the Company, Mr. Puisis held senior management positions at the Spencer Stuart and Egon Zehnder executive recruitment firms, specializing in recruiting for the biotechnology and pharmaceutical industries. From 1989 to 1996, Mr. Puisis held key financial executive positions at DEKALB Genetics and Kraft Foods. Prior to 1989, Mr. Puisis held various positions at several large public accounting firms. Mr. Puisis received an M.B.A. from Northwestern University and a B.A. in accounting from Northern Illinois University. He is a certified public accountant.

     Maneesh Arora, (35) joined us in January 2003 as Director of Marketing. In October 2003, Mr. Arora was promoted to Vice President of Marketing and Strategy and in March 2004 he was promoted to Senior Vice President. Prior to joining us, Mr. Arora was Director of Corporate Strategy and New Ventures for Ondeo Nalco. Prior to that he spent nine years at Kraft Foods in a variety of roles of increasing responsibility in marketing and sales. Mr. Arora received his M.B.A. in marketing, management and strategy from the Kellogg Graduate School of Management and his B.A. in economics from the University of Chicago.

     David Nuti (44) joined the Company in April 2002 as Corporate Controller and assumed the roles of Vice President of Operations and Chief Financial Officer in 2003. Prior to joining the Company in 2002, Mr. Nuti was Vice President and Corporate Controller of Fiskars Brands from 2000 to 2002. From 1991 to 1999, Mr. Nuti held positions at Rubbermaid Inc., including Vice President of Finance and Vice President of Operations. Mr. Nuti received his B.S. in business administration from Northern Illinois University and an M.B.A. from Lewis University.

     Ivan D. Trifunovich, Ph.D. (40) joined us as Senior Vice President and General Manager of our Genomics business unit in December 2001. From 1999 until joining us, Dr. Trifunovich was, successively,

Vice President of e-Business and Vice President of Research Strategy and Operations at Pharmacia Corp. Prior to 1999, Dr. Trifunovich was a Director of New Product Marketing at Johnson & Johnson, Inc. From 1992 to 1997, Dr. Trifunovich held various positions at Bristol-Meyers Squibb, Inc. Dr. Trifunovich received his Ph.D. at UCLA and his M.B.A. at the University of Pennsylvania's Wharton School of Business. He is the holder of ten U.S. patents.

     John Comerford (41) joined us in September 2000 as Vice President, General Counsel and Secretary. From 1998 until joining us, Mr. Comerford was Corporate General Counsel and Secretary at Lunar Corporation, a medical device company. From 1990 to 1997, Mr. Comerford was Associate Resident Counsel at National Presto Industries, Inc. Prior to 1990, Mr. Comerford was a Staff Attorney at Fort Howard Corporation. Mr. Comerford received a J.D. from Marquette University and a B.A. in business administration from St. Norbert College.

     Jacob Orville (30) joined us in April 2002 as Director of Clinical Sales and assumed the role of Vice President of Global Sales in September 2003. Prior to joining us, Mr. Orville held sales and management positions with Smiths Medical. Mr. Orville received his B.A. from the University of Massachusetts.

                         REPORT OF THE AUDIT COMMITTEE

     The audit committee oversees the Company's financial reporting process on behalf of the board of directors. The audit committee is governed by a written charter approved by the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K, the unaudited financial statements in Quarterly Reports on Form 10-Q, and financial result press releases with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States. In addition, the audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and the audit committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

     The audit committee discussed with the Company's independent auditors the overall scope and plans for their audit. The audit committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     The audit committee held six meetings in 2003. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The audit committee and the board have also recommended the selection of the Company's independent auditors.

     The foregoing report shall not be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

                                          Respectfully submitted,

                                          The audit committee of the board of
                                          directors

                                          John Neis
                                          G. Steven Burrill
                                          Tom Daniel

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

     The following table shows information known to us with respect to the beneficial ownership of our common stock as of February 14, 2004, by:

     - each person (or group of affiliated persons) who owns beneficially 5% or more of our common stock;

     - each of our directors;

     - each of the Named Executive Officers; and

     - all of our directors and executive officers as a group.

     Except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission. Addresses for those individuals for which an address is not otherwise indicated is: c/o Third Wave Technologies, Inc., 502 South Rosa Road, Madison, Wisconsin 53719.

                                                                   SHARES BENEFICIALLY OWNED
                                                         ---------------------------------------------
                                                                        SHARES SUBJECT TO
BENEFICIAL OWNER                                         TOTAL NUMBER        OPTIONS        PERCENTAGE
----------------                                         ------------   -----------------   ----------
5% SHAREHOLDERS:
State of Wisconsin Investment Board(1).................    5,523,000                0         13.88%
Mazama Capital Management, Inc.(2).....................    3,639,484                0          9.17%
Bank of America Corporation(3).........................    2,503,050                0          6.40%
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Lance Fors, Ph.D.(4)...................................    2,448,759          537,959          6.01%
John Puisis............................................      278,073          243,750              *
Lloyd M. Smith, Ph.D.(5)...............................    2,054,500           27,700          5.11%
John Neis(6)...........................................    1,848,025           27,700          4.60%
David A. Thompson......................................       70,900           70,900              *
Tom Daniel(7)..........................................    1,349,326           27,700          3.36%
G. Steven Burrill(8)...................................    1,058,563           27,700          2.63%
Kenneth R. McGuire.....................................    2,531,200           27,700          6.30%
Gordon F. Brunner......................................       18,500            7,500              *
Sam Eletr..............................................        7,500            7,500              *
Maneesh Arora..........................................       60,156           56,250              *
Ivan Trifunovich.......................................      130,000          130,000              *
John Comerford.........................................      142,871          113,300              *
David Nuti.............................................       63,125           37,500              *
Jacob Orville..........................................       44,379           35,000              *
All directors and executive officers as a group (15
  persons).............................................   12,105,877        1,378,159              *

---------------

 *  indicates less than 1%

(1) Based on information provided in the Schedule 13G filed by the State of Wisconsin Investment Board ("SWIB") with the Securities and Exchange Commission on February 11, 2004. The address of SWIB is P.O. Box 7842, Madison, Wisconsin 53707.

(2) Based on information provided in Schedule 13G filed by Mazama Capital Management, Inc. ("MCM") with the Securities and Exchange Commission on February 11, 2004. The Schedule 13G reports that MCM has sole voting power with respect to 1,870,500 of those shares and sole dispositive power with respect to 3,639,484 of those shares. It does not indicate who has voting power with respect to the remaining 1,764,434 shares. The address of MCM is One S.W. Columbia, Suite 1860, Portland, Oregon 97258.

(3) Based on information provided in the Schedule 13G filed by Bank of America Corporation ("BAC"), NB Holdings Corporation ("NBH"), Bank of America, N.A. ("BA"), BANA #1 LLC ("BANA") and Bank of America Strategic Solutions, Inc. ("BASS") with the Securities and Exchange Commission on February 17, 2004. The Schedule 13G reports that each of BAC, NBH, BA and BANA have shared voting and dispositive power with respect to all 2,503,050 shares.

(4) Includes 1,900,800 shares of common stock held in a voting trust for the benefit of Dr. Fors' family members. Dr. Fors and his wife, Charlotte H. Selover, are co-trustees of this voting trust.

(5) Includes 148,800 shares of common stock held in a voting trust for the benefit of Dr. Smith's family members. Dr. Smith is the sole trustee of this voting trust.

(6) Includes 369,787 shares held by Venture Investors of Wisconsin; 269,400 shares held by Venture Investors Early Stage II Limited Partnership; 170,400 shares held by Venture Investors Early Stage Fund III Limited Partnership.

(7) Includes 774,312 shares owned by Schroder Ventures International Life Sciences Fund II LPI; 329,524 shares held by Schroder Ventures International Life Sciences Fund II LPII; 88,630 shares held by Schroder Ventures International Life Sciences Fund II LPIII; 22,282 shares held by Schroder Ventures International Life Sciences Fund Group Co-Investments Scheme; 11,842 shares held by Schroder Ventures International Life Sciences Fund II Strategic Partners LP; and 25,200 shares held by Schroder Ventures Investments Limited. Mr. Daniel is a manager of a company that provides consulting services to Schroder Ventures funds. Mr. Daniel disclaims beneficial ownership of the shares held by the various Schroder Venture funds. The address of Schroder Ventures International Life Sciences Fund II, LPI, Schroder Ventures International Life Sciences Fund II LPII, and Schroder Ventures International Life Sciences Fund II LPIII is 875 Third Avenue, 22nd Floor, New York, NY 10022-6225. The address of Schroder Ventures Co-Investment Scheme is 22 Church Street, Hamilton HM 11, Bermuda. The address of Schroder Ventures Investments Limited is P.O. Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey GY1 4ND Channel Islands, United Kingdom.

(8) Includes 1,020,863 shares held by the Burrill Agbio Capital Fund, LP. Mr. Burrill is general partner of Burrill Agbio Capital Fund, LP and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who beneficially own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. To our knowledge, based solely on review of the copies of such reports sent to us and written representations that no other reports were required, we believe that during the year ended December 31, 2003, our directors, officers and ten percent shareholders complied with their Section 16(a) filing requirements, except that a change in beneficial ownership of Lance Fors was filed late.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December of 2003, the stepson of Dr. Fors, who had been an employee of the Company for more than six years, was terminated due to a position elimination. The terminated employee was provided with a severance package. The terms of the severance package were reviewed and approved by the compensation committee and were found to be consistent with severance packages offered to similarly affected employees in comparable positions with equivalent terms of employment.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative return on our common stock against the NASDAQ Stock Market U.S. Index (the "NASDAQ Index") and a peer group composed of the companies listed below (the "Peer Group"). The graph assumes a $100 investment on February 9, 2001 (the date of our initial public offering) in each of our common stock, the NASDAQ Index and the Peer Group and assumes that all dividends, if paid, were reinvested. This table does not forecast future performance of our common stock.

        (PERFORMANCE GRAPH)

---------------------------------------------------------------------------------------------------------------------------
                        2/9/01    3/31/01   6/30/01   9/30/01   12/31/01   3/31/02   6/30/02   9/30/02   12/31/02   3/31/03
---------------------------------------------------------------------------------------------------------------------------
 TWTI                    100.00     63.64     93.91     57.45     66.82      30.45     20.36     12.27     24.45      29.82
 NASDAQ                  100.00     74.48     87.44     60.66     78.93      74.68     59.22     47.43     54.05      54.28
 Former Peer Group       100.00     53.57     65.66     37.12     62.54      39.95     28.59     19.00     19.20      18.77
 Current Peer Group      100.00     86.60    132.47     91.84    112.48     118.85    105.97     91.23    111.79     102.42

---------------------  ----------------------------
                       6/30/03   9/30/03   12/31/03
---------------------  ----------------------------
 TWTI                    41.09     29.36     41.36
 NASDAQ                  65.67     72.32     81.08
 Former Peer Group       24.57     28.32     42.19
 Current Peer Group     165.11    201.95    234.39

     The former Peer Group consists of the following companies: Applera Corporation, Orchid Biosciences, Inc., Sequenom, Inc., Affymetrix, Inc. and Nanogen, Inc. The current Peer Group consists of the following companies: Celera Diagnostics, LLC, Ventana Medical Systems, Digene, Bio-Rad Laboratories. This change in peer group was made to better reflect the Company focus on molecular diagnostics businesses.

     The foregoing graph and accompanying material shall not be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

                                 OTHER MATTERS

     We know of no other matters to be submitted to the shareholders at the meeting. If any other matters properly come before the shareholders at the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

                                          By Order of the Board of Directors,

                                          /s/ JOHN COMERFORD

                                          John Comerford

Dated: April 29, 2004

THIRD WAVE TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

THIRD WAVE TECHNOLOGIES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" THE DIRECTORS LISTED BELOW AND 2 BELOW.

     The undersigned shareholder of Third Wave Technologies, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement of the Company dated April 29, 2004 and hereby appoints David Nuti and John Comerford proxy and attorney in fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 9:00 a.m. on Tuesday, June 22, 2004 and any adjournment or adjournments thereof, and to vote all shares of common stock of the Company that the undersigned would be entitled to vote if the undersigned were present, as follows:

     1. The election of the following persons as directors of the Company to serve until their successors shall be duly elected and qualified:

    NAME OF NOMINEE                                   FOR                AGAINST
----------------------                                ---                -------
Lance Fors                                            [ ]                  [ ]
David A. Thompson                                     [ ]                  [ ]
John J. Puisis                                        [ ]                  [ ]

For, except vote withheld from the following nominee(s):

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

[ ] For                                 [ ] Against                  [ ] Abstain

    3. In their discretion, upon any such other matters which may properly come before the meeting or any adjournments thereof.

[ ] Grant Authority                              [ ] Withhold Authority

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE DIRECTORS LISTED ABOVE AND FOR ITEM 2 AND, AS THE PROXYHOLDER DEEMS ADVISABLE, ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

DATED: _____________________________,  2004


-------------------------------------
Signature of Shareholder


-------------------------------------
PLEASE PRINT NAME(S)

I plan to attend the meeting:       [ ] Yes    [ ] No

Taxpayer Identification No. (or Social Security Number):
                                                        ------------------------

Sign exactly as your name(s) appear(s) on the stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock is registered in two names, both should sign.

SHAREHOLDERS SHOULD SIGN THIS PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.PLEASE RETURN ALL PAGES OF THIS PROXY